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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                             PURSUANT TO SECTION 13
                           OR 15(D) OF THE SECURITIES
                              EXCHANGE ACT OF 1934



                          Date of Report: April 8, 1999




                          ORIENTAL FINANCIAL GROUP INC.
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             (Exact Name of Registrant as Specified in its Charter)



Commonwealth of Puerto Rico             001-12647                66-0538893
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State or other Jurisdiction        (Commission File No.)      (I.R.S. Employer
   of Incorporation)                                         Identification No.)

       Hato Rey Tower, Suite 501
       268 Munoz Rivera Avenue
       San Juan, Puerto Rico                                   00918
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 (Address of Principal Executive Offices)                    (Zip Code)



Registrant's telephone number, including area code:          (787) 766-1986


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                                      -2-


ITEM 5.  OTHER EVENTS

         Oriental Financial Services Inc. (the "Company"), on April 8, 1999, released its unaudited earnings for the quarter ended March 31, 1999. The Company's press release also included certain unaudited balance sheet and operational data as of March 31, 1999. A copy of the press release disclosing the Company's unaudited earnings for such period is attached as an exhibit to this Current Report on Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)      Exhibits


                  Exhibit No.               Description of Document
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
                      99                Press Release dated April 8, 1999.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date: April 22, 1999                      By:       /s/ Rafael Valladares
     -----------------                        --------------------------------
                                                   Rafael Valladares
                                          Senior Vice President and Controller
                                               (Principal Financial Officer)







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                                INDEX OF EXHIBITS



    Exhibit No.               Description of Document          Page No.
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
        99                      Press Release dated
                                   April 8, 1999
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